Berkshire Hills Cites Strong Earnings Growth at Annual Meeting

All Proposals Approved by Shareholders

PITTSFIELD, MA, May 6, 2011 — Berkshire Hills Bancorp, Inc. (NASDAQ: BHLB) held its annual meeting of shareholders on May 5 in Pittsfield, Massachusetts.

President and CEO Michael P. Daly reported on Berkshire’s recent accomplishments and outlook.   He discussed Berkshire’s plans to increase core earnings per share by 40-50% in 2011, and noted a 25% increase in core earnings in the most recent quarter.  He reviewed the Company’s strong capital, liquidity, and asset quality.  Mr. Daly reported on the progress towards completing the pending merger with Legacy Bancorp in the third quarter of 2011 and summarized Berkshire’s financial goals, including achieving a $2.00 core earnings per share run rate by the end of 2012.   He also reported that Berkshire’s stock produced a 10.5% total return to shareholders in 2010, maintaining a five year total stock return above the industry average.

Shareholders approved all proposals which were presented at the meeting. These were:

•	The election of the following four existing directors to new three year terms: Michael P. Daly, Susan M. Hill, Cornelius D. Mahoney and Catherine B. Miller

•	Approval of a non-binding proposal to give advisory approval of the Company’s executive compensation programs and policies

•	Approval of a non-binding proposal to have shareholders annually vote on executive compensation

•	Approval of the 2011 Equity Incentive Plan

•	Ratification of the selection of PricewaterhouseCoopers LLP as Berkshire’s independent registered public accounting firm for fiscal year 2011

BACKGROUND

Berkshire Hills Bancorp is the parent of Berkshire Bank - America's Most Exciting Bank(SM).  The Company has $3.2 billion in assets and 48 full service branch offices in Massachusetts, New York, and Vermont.  The Company provides personal and business banking, insurance, and wealth management services.  Berkshire Bank provides 100% deposit insurance protection for all deposit accounts, regardless of amount, based on a combination of FDIC insurance and the Depositors Insurance Fund (DIF). The Company completed the acquisition of Rome Bancorp on April 1, 2011 and currently has a pending agreement to acquire Legacy Bancorp. For more information, visit www.berkshirebank.com or call 800-773-5601.

FORWARD LOOKING STATEMENTS

Certain statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (referred to as the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (referred to as the Securities Exchange Act), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions.

These forward-looking statements are subject to significant risks, assumptions and uncertainties.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Additional factors that could cause the results of Berkshire to differ materially from those described in the forward-looking statements can be found in the filings made by Berkshire with the Securities and Exchange Commission, including the Berkshire Hills Bancorp Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Berkshire Hills Bancorp Registration Statement on Form S-4 for the registration of common stock to be issuable upon the planned completion of the merger of Legacy Bancorp, Inc.  Berkshire’s actual results, performance or achievements, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, Berkshire’s past results of operations do not necessarily indicate future results. You should not place undue reliance on any of the forward-looking statements, which speak only as of the dates on which they were made. Berkshire is not undertaking an obligation to update these forward-looking statements, even though its situation may change in the future, except as required under federal securities law.  Berkshire qualifies all of its forward-looking statements by these cautionary statements.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

The proposed transaction with Legacy Bancorp, Inc. will be submitted to its stockholders for their approval and to Berkshire’s stockholders for their approval.  In connection with the proposed Legacy merger, Berkshire has filed with the Securities and Exchange Commission (“SEC”) a preliminary Registration Statement on Form S-4.  When it becomes final and effective, it will include a Proxy Statement of Legacy Bancorp and a Proxy Statement/Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction.  Stockholders are urged to read these documents as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A free copy of the Proxy Statement/Prospectus as well as other filings containing information about Berkshire Hills and Legacy may be obtained at the SEC’s Internet site (http://www.sec.gov).  You will also be able to obtain these documents, free of charge, from Berkshire Hills Bancorp at www.berkshirebank.com under the tab “Investor Relations” or from Legacy Bancorp by accessing Legacy Bancorp’s website at www.legacy-banks.com under the tab “Investor Relations.”

Berkshire and Legacy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Legacy Bancorp in connection with the proposed merger.  Information about the directors and executive officers of Berkshire Hills Bancorp is set forth in the proxy statement for Berkshire Hills Bancorp’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 24, 2011.  Information about the directors and executive officers of Legacy Bancorp is set forth in the proxy statement for Legacy Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2010.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus documents regarding the proposed mergers as they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”).  These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition.  They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information.  A reconciliation of non-GAAP financial measures to GAAP measures is included in the accompanying financial tables.  In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.  The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense.  These measures exclude amounts which the Company views as unrelated to its normalized operations, including merger costs and restructuring costs.  Similarly, the efficiency ratio is also adjusted for these non-core items.  Additionally, the Company adjusts core income to exclude amortization of intangibles to arrive at a measure of the underlying operating cash return for the benefit of shareholders.  The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.  Non-GAAP adjustments in 2010 and 2011 are primarily related to expense charges related to the Rome and Legacy mergers.

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CONTACTS

Investor Relations Contact
David H. Gonci
Investor Relations Officer
413-281-1973

Media Contact
Elizabeth Mach
Marketing Officer
413-445-8390